UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

ACE Limited

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INVITATION AND PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

December 2, 2011

Zurich, Switzerland

TO THE SHAREHOLDERS OF ACE LIMITED:

A special meeting of shareholders, called an Extraordinary General Meeting, of ACE Limited will be held at 3:00 p.m. Central European time (doors open at 2:30 p.m. Central European time) on Monday, January 9, 2012, at the offices of ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland, for the following purpose:

1.	Approval of amendment to increase dividends from legal reserves

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT. FOR FURTHER INFORMATION CONCERNING THE AGENDA ITEM BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE PROXY STATEMENT ON THE FOLLOWING PAGES.

By Order of the Board of Directors,

Evan G. Greenberg

Chairman and Chief Executive Officer

TABLE OF CONTENTS

INFORMATION ABOUT THE EXTRAORDINARY GENERAL MEETING AND VOTING	1

AGENDA ITEM NO. 1: APPROVAL OF AMENDMENT TO INCREASE DIVIDENDS FROM LEGAL RESERVES	8

INFORMATION ABOUT OUR SHARE OWNERSHIP	11

SHAREHOLDER SUBMITTED AGENDA ITEMS FOR 2012 ANNUAL MEETING	13

OTHER MATTERS	14

EXHIBIT A—OPTIONAL INDEPENDENT PROXY FOR REGISTERED HOLDERS	A-1

i

ACE LIMITED

Baerengasse 32

CH-8001 Zurich, Switzerland

December 2, 2011

PROXY STATEMENT

INFORMATION ABOUT THE EXTRAORDINARY GENERAL MEETING AND VOTING

References in this proxy statement to “$” and “USD” are to United States dollars and references to “CHF” are to Swiss francs.

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of ACE Limited (which we refer to as we, us, our, ACE, or the Company) is soliciting your proxy to vote at an Extraordinary General Meeting, which will be held at 3:00 p.m. Central European time on Monday, January 9, 2012, at the offices of ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland. We will begin mailing this proxy materials on or about December 7, 2011 to all shareholders entitled to vote.

This proxy statement summarizes the information you need to vote at the Extraordinary General Meeting. You do not need to attend the Extraordinary General Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card if you are a registered holder of shares or the enclosed voting instruction card if you are a beneficial holder of shares held in street name, as described below.

What Agenda Item Will Be Voted on at the Extraordinary General Meeting?

The following agenda item is scheduled to be voted on at the Extraordinary General Meeting:

1.	Approval of amendment to increase dividends from legal reserves

Our Board recommends that you vote your shares “FOR” Agenda Item 1 listed above.

Are proxy materials available on the Internet?

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting To Be Held on Monday, January 9, 2012.

Our proxy statement for the Extraordinary General Meeting and form of proxy card are available at http://proxy.acegroup.com/phoenix.zhtml?c=100907&p=proxy.

Directions to attend the Extraordinary General Meeting can be obtained by contacting Investor Relations at +1 (441) 299-9283.

Who Is Entitled to Vote?

November 30, 2011 is the record date for the Extraordinary General Meeting. On that date, we had 337,206,628 Common Shares outstanding. Our Common Shares are registered shares with a current par value of CHF 30.27 and are our only class of voting stock.

Beneficial owners of shares and shareholders registered in our share register with voting rights at the close of business on November 30, 2011 are entitled to vote at the Extraordinary General Meeting, except as provided below. If you ask to be registered as a shareholder of record with respect to your shares in our share register and become a shareholder of record for those shares (as opposed to a beneficial holder of shares held in “street name”) after November 30, 2011, but on or before December 23, 2011, and want to vote those shares at the Extraordinary General Meeting, you will need for identification purposes to obtain a proxy from the registered voting rights record holder of those shares as of the record date of the Extraordinary General Meeting to vote your shares in person at the Extraordinary General Meeting. Alternatively, you may also obtain the proxy materials by contacting Investor Relations by telephone at +1 (441) 299-9283 or via e-mail at investorrelations@acegroup.com. If you are a record holder of our Common Shares (as opposed to a beneficial holder of shares held in “street name”) on the record date of the Extraordinary General Meeting but sell your Common Shares prior to December 23, 2011 you will not be entitled to vote those shares at the Extraordinary General Meeting.

How Many Votes Do I Have?

You have one vote for each of our Common Shares that you own, unless you own Controlled Shares that constituted 10 percent or more of the issued Common Shares, in which case your voting rights with respect to those Controlled Shares will be limited, in the aggregate, to a voting power of approximately 10 percent pursuant to a formula specified in Article 14 of our Articles of Association. Our Articles of Association define Controlled Shares generally to include all shares of the Company directly, indirectly or constructively owned or beneficially owned by any person or group of persons.

What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?

Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name, as registered shares entitled to voting rights, in our share register operated by our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the shareholder of record and these proxy materials are being sent to you directly by us. As the shareholder of record, you have the right to grant your voting proxy directly to the Company officers named in the proxy card or to the independent proxy (see “How Do I Appoint and Vote via an Independent Proxy if I am a Record Holder?” below) mentioned in the corresponding proxy card, or to grant a written proxy to any person, who does not need to be a shareholder or to vote in person at the Extraordinary General Meeting. We have enclosed a proxy card to the Company officers for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares and are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may only vote these shares in person at the Extraordinary General Meeting if you follow the instructions described below under the heading “How Do I Vote in Person at the Extraordinary General Meeting?”

Your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee as to how to vote your shares, which may contain instructions for voting by telephone or electronically.

How Do I Vote by Proxy Given to a Company Officer if I am a Record Holder?

If you properly fill in your proxy card appointing an officer of the Company as your proxy and send it to us in time to vote, your proxy, meaning one of the individuals named on your proxy card, will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board “FOR” the agenda item listed above. Alternatively, you can grant a proxy to the independent proxy as described below.

If a new agenda item or a new motion or proposal for an existing agenda item is presented to the Extraordinary General Meeting, the Company officer acting as your proxy will vote in accordance with the recommendation of our Board of Directors. At the time we began printing this proxy statement, we knew of no matters that needed to be acted on at the Extraordinary General Meeting other than that discussed in this proxy statement.

Whether or not you plan to attend the Extraordinary General Meeting, we urge you to submit your proxy. Returning the proxy card will not affect your right to attend the Extraordinary General Meeting.

In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your proxy card so that it is received by 6:00 p.m. Central European time (12:00 noon Eastern Standard Time) on January 6, 2012.

How Do I Appoint and Vote via an Independent Proxy if I am a Record Holder?

If you are a shareholder of record as of the record date, you may authorize the independent proxy, Dr. Claude Lambert, Homburger AG, Prime Tower, Hardstrasse 201, PO Box 314, CH-8037 Zurich, Switzerland, with full rights of substitution, to vote your Common Shares on your behalf instead of using the enclosed proxy card. If you authorize the independent proxy to vote your shares without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board of Directors with regard to the item listed in the notice of meeting. If new agenda items (other than those in the notice of meeting) or new proposals or motions with respect to the agenda item set forth in the notice of meeting are being put forth before the Extraordinary General Meeting, the independent proxy will, in the absence of other specific instructions, vote in accordance with the recommendations of the Board of Directors. An optional form of proxy card that may be used to appoint the independent proxy is attached to this proxy statement as Exhibit A. Proxy forms authorizing the independent proxy to vote Common Shares on your behalf must be sent directly to the independent proxy, arriving no later than 12:00 noon Central European time, January 3, 2012.

How Do I Give Voting Instructions if I am a Beneficial Holder?

If you are a beneficial owner of shares, the broker will ask you how you want your shares to be voted. If you give the broker instructions, the broker will vote your shares as you direct. If your broker does not receive instructions from you about how your shares are to be voted, one of two things can happen, depending on the type of proposal. Pursuant to New York Stock Exchange, which we refer to as the NYSE, rules, brokers have discretionary power to vote your shares with respect to “routine” matters, but they do not have discretionary power to vote your shares on “non-routine” matters. It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your vote with respect to any matter treated as non-routine by the NYSE is counted.

In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your voting instructions in enough time so that your broker will be able to vote by 11:59 p.m. Eastern Standard Time on January 5, 2012.

May I Revoke or Change My Proxy?

Yes. If you change your mind after you submit your proxy, you may revoke or change your proxy granted to a designated officer of the Company by following any of the procedures described below. To revoke or change your proxy:

•	Send in another signed proxy with a later date,

•	Send a letter revoking your proxy to our Corporate Secretary at ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland, or

•	Attend the Extraordinary General Meeting and vote in person.

If you have granted your proxy to the independent proxy and you wish to revoke or change the proxy, you should send a revocation letter, and a new proxy, if applicable, directly to the independent proxy, Dr. Claude Lambert, Homburger AG, Prime Tower, Hardstrasse 201, PO Box 314, CH-8037 Zurich, Switzerland.

If you wish to revoke or change your proxy, you must do so in sufficient time to permit the necessary examination and tabulation of the subsequent proxy or revocation before the vote is taken. Revocation of, or changes to, proxies issued to the independent proxy must be received by the independent proxy by January 3, 2012, 12:00 noon Central European time.

How Do I Vote in Person at the Extraordinary General Meeting?

You may vote shares held directly in your name as the shareholder of record in person at the Extraordinary General Meeting. If you choose to vote your shares in person at the Extraordinary General Meeting, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Extraordinary General Meeting, we recommend that you vote your shares in advance by submitting your proxy as described above so that your vote will be counted if you later decide not to attend the Extraordinary General Meeting.

Shares beneficially owned and held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares. If your shares are held in the name of your broker, bank or other nominee, you must bring to the Extraordinary General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares and a signed proxy from the shareholder of record giving you the right to vote the shares. The account statement or letter must show you to be beneficial owner of the shares.

What Votes Need to Be Present to Hold the Extraordinary General Meeting?

There is no quorum requirement under Swiss law.

Are ACE Shares Subject to Share Blocking or Re-Registration?

No. Neither share blocking nor re-registration is required in order to vote Common Shares at the Extraordinary General Meeting.

The Company does not impose trading restrictions as a condition of voting its Common Shares, does not require that its Common Shares be deposited with a custodian or sub-custodian in order to be voted and does not instruct any custodians or sub-custodians that may receive deposits of Company Common Shares for voting to block those shares.

Common Shares that are beneficially held do not need to be re-registered into the name of the beneficial owners in order to vote (see “What Is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?” above).

Shareholders holding our Common Shares directly (i.e. not as beneficial holder via street name) and who are not yet registered as shareholders with voting rights in our share register operated by our transfer agent, BNY Mellon Shareowner Services, must be properly registered in our share register in order to vote their shares directly. If you are a record holder and you received this proxy statement in the mail, together with a proxy card, then your shares are properly registered to vote.

What Vote Is Required to Approve the Agenda Item?

The approval of the amendment to increase dividends from legal reserves requires the affirmative vote of a majority of the votes cast (in person or by proxy) at the Extraordinary General Meeting.

How Are Votes Counted?

For the agenda item, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you are a record holder and you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board. If you sign your broker voting instruction card with no further instructions, your shares will be voted in the broker’s discretion with respect to routine matters but will not be voted with respect to non-routine matters.

How Will the Directors and Executive Officers of the Company Vote?

At the close of business on November 30, 2011, our directors and executive officers owned and were entitled to vote an aggregate of 1,488,791 Common Shares, which represented less than one percent of our outstanding Common Shares. Each of our directors, executive officers have indicated their present intention to vote, or cause to be voted, their shares in favor of the agenda item at the Extraordinary General Meeting.

What Is the Effect of Broker Non-Votes and Abstentions?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular agenda item because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

Abstentions and broker non-votes will not have any impact on the agenda item being voted upon at the Extraordinary General Meeting.

What Are the Costs of Soliciting These Proxies and Who Will Pay Them?

The Company will pay all the costs of soliciting these proxies. Although we are mailing these proxy materials, our directors and employees may also solicit proxies by telephone, by fax or other electronic means of communication, or in person. We will reimburse brokers, banks and nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. The cost of solicitation of proxies will be borne by the Company. Solicitation will be made by mail, and may be made by directors, officers and employees, personally or by telephone or email or facsimile or other electronic submission. In addition, Alliance Advisors, LLC is assisting us with vote monitoring and other support services (not including solicitation services) in connection with the Extraordinary General Meeting for a fee of $3,750 plus out-of-pocket expenses and fees.

Where Can I Find the Voting Results?

We will publish the voting results in a Form 8-K that we will file with the Securities and Exchange Commission, which we refer to as the SEC, by January 13, 2012. You can find the Form 8-K on our website at www.acegroup.com.

Can a Shareholder, Employee or Other Interested Party Communicate Directly with Our Board? If so, how?

Our Board provides a process for shareholders, employees and other interested parties to send communications to the Board. Shareholders, employees and other interested parties wanting to contact the Board concerning accounting or auditing matters may send an e-mail to the Chairman of the Audit Committee at Chmnaudit@acegroup.com. Shareholders, employees and other interested parties wanting to contact:

•	the Board,

•	the non-management directors,

•	the independent directors,

•	the Chairman of the Board,

•	the Lead Director,

•	the chairman of any Board committee, or

•	any other director,

as to other matters, may send an e-mail to LeadDirector@acegroup.com. The Corporate Secretary also has access to these e-mail addresses. Alternatively, shareholders, employees and other interested parties may send written communications to the Board c/o Corporate Secretary, ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland, although mail to Switzerland is not as prompt as e-mail. Communication with the Board may be anonymous. The Corporate Secretary will forward to the Lead Director all communications to the Board so received.

Organizational Matters Required by Swiss Law

Admission to the Extraordinary General Meeting

Shareholders who are registered in the share register on November 30, 2011 will receive the proxy statement and proxy cards from our share registrar. Beneficial owners of shares will receive an instruction form from their broker, bank, nominee or custodian acting as shareholder of record to indicate how they wish their shares to be voted. Beneficial owners who wish to vote in person at the Extraordinary General Meeting are requested to obtain a power of attorney from their broker, bank, nominee or other custodian that authorizes you to vote the shares held by them on your behalf. In addition, you must bring to the Extraordinary General Meeting an account statement or letter from the broker, bank or other nominee indicating that you are the owner of the shares. Shareholders of record registered in the share register are entitled to vote and may participate in the Extraordinary General Meeting. Each share carries one vote. The exercise of the voting right is subject to the voting restrictions set out in our Articles of Association, a summary of which is contained in “How Many Votes Do I Have?” For further information, refer to “Who is Entitled to Vote?”, “What is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?”, “How Do I Vote by Proxy Given to a Company Officer if I am a Record Holder?”, “How Do I Appoint and Vote via an Independent Proxy if I am a Record Holder?” and “How Do I Vote in Person at the Extraordinary General Meeting?”

Shareholders who upon application become registered as shareholders with respect to their shares in our share register after November 30, 2011, but on or before December 23, 2011, and wish to vote those shares at the Extraordinary General Meeting, will need to obtain a proxy for identification purposes from the registered voting rights record holder of those shares as of the record date of the Extraordinary General Meeting to vote their shares in person at the Extraordinary General Meeting. Alternatively they may also obtain the proxy materials by contacting Investor Relations by telephone at +1 (441) 299-9283 or via e-mail at investorrelations@acegroup.com. Shareholders registered in our share register (as opposed to beneficial holders of shares held in “street name”) who have sold their shares prior to December 23, 2011 are not entitled to vote those shares.

Granting of Proxy

If you are a shareholder of record and do not wish to attend the Extraordinary General Meeting, you have the right to grant your voting proxy directly to the Company officers named in the proxy card. In addition, you can appoint Dr. Claude Lambert, Homburger AG, Prime Tower, Hardstrasse 201, PO Box 314, CH-8037 Zurich, Switzerland, as independent proxy, in the sense of Article 689c of the Swiss Code of Obligations with full rights of substitution, with the corresponding proxy card or grant a written proxy to any person, who does not need to be a shareholder. For further information, refer to “How Do I Vote By Proxy Given to a Company Officer if I am a Record Holder?” and “How Do I Appoint and Vote via an Independent Proxy if I am a Record Holder?”

The proxies granted to the independent proxy must be received by the independent proxy no later than January 3, 2012, 12:00 noon Central European time.

Registered shareholders who have appointed a Company officer or the independent proxy as a proxy may not vote in person at the meeting or send a proxy of their choice to the meeting, unless they revoke or change their proxies. Revocations must be received by the independent proxy no later than January 3, 2012, 12:00 noon Central European time.

With regard to the item listed on the agenda and without any explicit instructions to the contrary, the Company officer acting as proxy and the independent proxy will vote according to the proposal of the Board of Directors. If new agenda items (other than that on the agenda) or new proposals or motions regarding agenda item set out in the invitation to the Extraordinary General Meeting are being put forth before the meeting, the Company officer acting as proxy will vote in accordance with the position of the Board of Directors, as will the independent proxy in the absence of other specific instructions.

Beneficial owners who have not obtained a power of attorney from their broker or custodian are not entitled to vote in person at, or participate in, the Extraordinary General Meeting.

For further information, refer to “What is the Difference Between Holding Shares as a Shareholder of Record and as a Beneficial Owner?” and “How Do I Give Voting Instructions if I am a Beneficial Holder?”

Proxy holders of deposited shares

Proxy holders of deposited shares in accordance with Article 689d of the Swiss Code of Obligations are kindly asked to inform the Company of the number of the shares they represent as soon as possible, but no later than January 9, 2012, 2:45 p.m. Central European time at the admission office.

Admission office

The admission office opens on the day of the Extraordinary General Meeting at 2:30 p.m. Central European time. Shareholders of record attending the meeting are kindly asked to present their proxy card as proof of admission at the entrance.

Annual and Quarterly Reports of ACE Limited

The ACE Limited 2010 Annual Report (containing the Company’s audited consolidated financial statements with accompanying notes and its audited Swiss statutory financial statements prepared in accordance with Swiss law), as well as ACE Limited’s quarterly reports on Form 10-Q containing unaudited financial statements for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, are available on the Company’s website in the Investor Information Section at http://proxy.acegroup.com/phoenix.zhtml?c=100907&p=proxy and at http://proxy.acegroup.com/phoenix.zhtml?c=100907&p=irol-reportsannual. Copies of these documents may be obtained without charge by contacting ACE Limited Investor Relations by telephone at +1 (441) 299-9283. Copies may also be obtained without charge by contacting ACE Limited Investor Relations in writing, or may be physically inspected, at the offices of ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland.

AGENDA ITEM NO. 1: APPROVAL OF AMENDMENT

TO INCREASE DIVIDENDS FROM LEGAL RESERVES

Introduction and Explanation

At our May 2011 annual general meeting, our shareholders approved a dividend out of capital contribution reserves in an annual aggregate CHF amount equal to US $1.40 per share, payable in four quarterly installments of US $0.35 each, subject to certain currency exchange ratio and other adjustments. Two installments of this annual dividend have already been paid in 2011, with two remaining.

Following review of our overall capital management needs and plans, our Board of Directors proposes that the shareholders approve an increase from US $0.35 to US $0.47 per share (subject to the adjustments indicated below) for each of the last two quarterly installments of our 2011-12 annual dividend, payable respectively by the end of January 2012 and the end of April 2012.

Our Board of Directors believes this increase is in the best interests of the Company and its shareholders, given in particular the Company’s strong balance sheet position and consistent earnings generation power over recent periods, and the Company’s focus on creating shareholder value.

The agenda item below effectuates this increase by amending the existing dividend resolution approved by our shareholders at the May 2011 annual general meeting. This amendment will add the amount of the quarterly increase, US $0.12 per share, for each of the two remaining quarterly dividend installments.

Our Board of Directors announced that, for the third installment, the record date will be January 10, 2012, and the payment date will be January 31, 2012. This is a slightly later record date and payment date than in past years for the third dividend installment. This modified timing, anticipated for this dividend cycle only, is intended to give you ample time to consider this dividend increase proposal. If this agenda item is not approved by the shareholders, the third installment will be paid out at the originally-approved amount.

Our statutory auditor, PricewaterhouseCoopers AG, has issued a report stating that this dividend increase proposal is in compliance with Swiss law and our Articles of Association. This report may be obtained without charge by contacting ACE Limited Investor Relations by telephone at +1 (441) 299-9283, by email at investorrelations@acegroup.com, or by writing ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland. In addition, a copy will be made available for inspection at the Extraordinary General Meeting.

Agenda Item

Our Board of Directors proposes that our shareholders voting (in person or by proxy) at our Extraordinary General Meeting approve the following resolution to increase the last two installments of its dividend payable pursuant to the resolution approved by the shareholders at the 2011 Annual General Meeting such that the actual CHF dividend amount for each of the last two installments will equal $0.47, subject to the aggregate upward adjustment described below, at such times during the succeeding months until the 2012 Annual General Meeting as shall be determined by the Board of Directors. The blank numbers in the following resolution will be completed based on the Company’s actual share capital upon the date of the Extraordinary General Meeting and applicable exchange rate calculations described below.

1.	The aggregate amount of CHF (•sum of original CHF amount CHF 424’074’201.76 plus [(number of shares as registered in the Commercial Register on the date of the extraordinary general meeting (the “Extraordinary General Meeting”)) x (USD 0.24 x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the Extraordinary General Meeting; rounded down to the next centime)]), of which CHF 424’074’201.76 has already been transferred based on the dividend resolution approved by the shareholders at the 2011 annual general meeting, (“Aggregate Dividend Amount From Capital Contribution Reserves”) shall be transferred from the capital contribution reserves account, a sub account of the legal reserves, to the Company’s free reserves and subsequently distributed by way of dividend as follows:

2.	The Aggregate Dividend Amount From Capital Contribution Reserves shall be paid to shareholders in four quarterly installments. The first two quarterly installments, each in the amount of CHF 0.31 per share, were paid to shareholders by the end of July 2011 and the end of October 2011. The third and fourth quarterly installments, each in the increased amount of CHF (•[USD 0.47 x USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the Extraordinary General Meeting; rounded down to the next centime]) per share (“Quarterly Dividend Amount From Capital Contribution Reserves”), shall be paid by the end of January 2012 and the end of April 2012.

3.	Each of the first two quarterly dividend installments paid per the end of July 2011 and October 2011 equaled USD 0.35. The Quarterly Dividend Amount From Capital Contribution Reserves with respect to each of the quarterly dividend installments to be paid as per the end of January 2012 and the end of April 2012 shall be USD 0.47 (“Quarterly Dollar Amount”) based on a USD/CHF exchange ratio of CHF [•completed at the date of the Extraordinary General Meeting] (rounded down to the next whole centime) per (one) USD (being the USD/CHF currency exchange ratio as published in The Wall Street Journal on the fourth New York business day prior to the date of the Extraordinary General Meeting). The Quarterly Dividend Amount From Capital Contribution Reserves and the Aggregate Dividend Amount From Capital Contribution Reserves are subject to the following adjustments as a result of USD/CHF currency fluctuations:

(i)	The Quarterly Dividend Amount From Capital Contribution Reserves is to be adjusted as a result of currency fluctuations such that each quarterly dividend amount shall equal an amount calculated as follows (rounded down to the next whole centime):

Quarterly Dividend Amount From Capital Contribution Reserves = Quarterly Dollar Amount x USD/CHF currency exchange ratio as published in The Wall Street Journal on January 6, 2012, for the third quarterly dividend payment, and on March 28, 2012, for the fourth quarterly dividend payment.

(ii)	The adjustment of the Aggregate Dividend Amount From Capital Contribution Reserves (taking into account adjustments, if any, made in connection with respect to the first and second quarterly dividend payments) shall be capped at CHF 667 million. The cap is subject to adjustment for new shares issued pursuant to paragraph 4 below.

4.	The Aggregate Dividend Amount From Capital Contribution Reserves pursuant to paragraph 1 (as adjusted pursuant to paragraph 3(i) as well as the cap for adjustments to the Aggregate Dividend Amount From Capital Contribution Reserves pursuant to paragraph 3(ii)) shall be increased by quarterly dividend payments on shares that are issued from authorized share capital and conditional share capital after the 2011 annual general meeting and before the record date of the applicable Quarterly Dividend Amount From Capital Contribution Reserves. The adjustment (taking into account adjustments, if any, made in connection with respect to the first and second quarterly dividend payments) shall be limited at CHF 1.06 billion. Quarterly Dividend Amounts From Capital Contribution Reserves that would otherwise exceed such maximum limit shall be reduced to equal the Swiss franc amount remaining available under such maximum limit, and the U.S. dollar amount distributed will be the then-applicable U.S. dollar equivalent of that Swiss franc amount. In addition, any Quarterly Dividend Amount From Capital Contribution Reserves shall be adjusted to reflect shares acquired after the general meeting and held in treasury on the record date of the applicable Quarterly Dividend Amount From Capital Contribution Reserves.

5.	The Board of Directors is instructed to determine the procedure for the payment of the Quarterly Distribution Amounts From Capital Contribution Reserves.

Voting Requirement to Approve Agenda Item

The affirmative “FOR” vote of the majority of the votes cast in person or by way of proxy at the Extraordinary General Meeting, not counting abstentions, broker non-votes or blank or invalid ballots is required to approve this agenda item.

Recommendation

Our Board of Directors recommends a vote “FOR” approval of the amendment to increase dividends from legal reserves as described above.

INFORMATION ABOUT OUR SHARE OWNERSHIP

How Many Shares Are Owned by Directors and Executive Officers?

The following table sets forth information, as of November 30, 2011, with respect to the beneficial ownership of Common Shares by executive officers whose compensation was reported in the proxy statement, dated April 4, 2011, for our 2011 annual general meeting (the “NEOs”), by each of our directors and by all our directors and executive officers as a group. Unless otherwise indicated, the named individual has sole voting and investment power over the Common Shares listed in the Common Shares Beneficially Owned column. The Common Shares listed for each director and each NEO constitute less than one percent of the outstanding Common Shares. The Common Shares beneficially owned by all directors and executive officers as a group constitute less than one percent of the outstanding Common Shares.

Name of Beneficial Owner	Common Shares Beneficially Owned	Common Shares Subject to Options (1)	Restricted Common Shares (2)
Evan G. Greenberg (3) (4)	449,880	1,249,367	275,798
Philip V. Bancroft	136,597	167,757	69,952
Robert Cusumano (3) (4)	36,128	64,116	43,183
Brian E. Dowd (5)	94,177	260,004	101,155
John W. Keogh	30,283	68,959	98,942
Michael G. Atieh (3) (6) (7)	18,671	8,000	2,019
Mary A. Cirillo (7)	6,565	—	3,244
Michael P. Connors	—	—	3,244
Bruce L. Crockett (6) (7)	17,987	8,000	2,163
Robert M. Hernandez (6) (7)	62,314	—	2,019
John A. Krol (6) (7)	11,171	—	3,172
Peter Menikoff (3) (4) (6) (7)	26,460	—	3,316
Leo F. Mullin (7)	5,930	—	2,019
Thomas J. Neff (6) (7)	23,976	—	3,388
Robert Ripp (6) (7)	28,239	4,000	2,019
Eugene B. Shanks, Jr.	—	—	2,019
Theodore E. Shasta	1,987	—	2,019
Olivier Steimer (7)	5,121	—	2,019
All directors and executive officers as a group (18 individuals)	922,068	1,644,947	566,723

(1)	Represents Common Shares that the individual has the right to acquire within 60 days of November 30, 2011 through option exercises.

(2)	Represents Common Shares with respect to which the individual has the power to vote (but not to dispose of).

(3)	Messrs. Atieh, Cusumano, Greenberg and Menikoff share with other persons the power to vote and/or dispose of 1,535, 2,300, 37,450 and 4,510, respectively, of the Common Shares listed. These directors and executive officers therefore share with other persons the power to vote and/or dispose of 45,795, in the aggregate, of the Common Shares listed as owned by the directors and executive officers as a group.

(4)	Mr. Greenberg has pledged 356,757 of the Common Shares beneficially owned by him; Mr. Cusumano has pledged 32,399 of the Common Shares beneficially owned by him, and Mr. Menikoff has pledged 4,800 of the Common Shares beneficially owned by him.

(5)	Mr. Dowd is a former executive officer.

(6)

Included in these amounts are Common Shares that will be issued to the director immediately upon his or her termination from the Board. These Common Shares relate to vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of Common Shares at November 30, 2011 described in this footnote and included in the above table for each director is as follows: Mr. Atieh (10,960), Mr. Crockett (12,754), Mr. Hernandez (8,174), Mr. Krol (803), Mr. Menikoff (21,951), Mr. Neff (15,546) and Mr. Ripp (10,960).

(7)	Not included in these amounts are Common Shares that will be issued to the director no earlier than six months following his or her termination from the Board. Such Common Shares relate to restricted stock units and vested stock units granted as directors compensation and associated dividend reinvestment accruals. The number of Common Shares at November 30, 2011 described in this footnote and not included in the above table for each director is as follows: Mr. Atieh (18,449), Ms. Cirillo (12,245), Mr. Crockett (14,842), Mr. Hernandez (13,316), Mr. Krol (12,286), Mr. Menikoff (25,258), Mr. Mullin (4,800), Mr. Neff (23,390), Mr. Ripp (13,712), and Mr. Steimer (2,966).

Which Shareholders Own More than 5 Percent of Our Shares?

The following table sets forth information regarding each person, including corporate groups, known to us to own beneficially or of record more than five percent of our outstanding Common Shares as of December 31, 2010.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
Wellington Management Company, LLP (1)	36,562,042	10.92%
280 Congress Street Boston, Massachusetts 02210
Capital World Investors (2)	25,451,800	7.60%
333 South Hope Street Los Angeles, CA 90071
BlackRock Inc. (3)	27,588,454	8.24%
40 East 52nd Street New York, NY 10022

(1)	Based on a Schedule 13G filed by Wellington Management Company, LLP on February 14, 2011. Wellington Management, in its capacity as an investment adviser, may be deemed to have had beneficial ownership of 36,562,042 shares of common stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class of shares. Wellington Management has shared voting authority over 21,306,890 shares and shared dispositive power over 36,562,042 shares. Wellington Management is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(2)	Based on a Schedule 13G filed by Capital World Investors on February 14, 2011. Capital World Investors, in its capacity as an investment advisor, may be deemed to have had beneficial ownership of 25,451,800 shares of common stock that are owned by various investment company clients. Capital World Investors has sole voting authority and sole dispositive power over these shares. Capital World Investors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

(3)	Based on Schedule 13G filed by BlackRock Inc. on February 3, 2011. BlackRock, Inc. (“BlackRock”), together with certain of its investment advisory affiliates, may be deemed to have had beneficial ownership of 27,588,454 shares of common stock that are owned by numerous investment advisory clients, none of which is known to have such interest with respect to more than five percent of the class of shares. BlackRock has sole voting authority and sole dispositive power over the shares held in discretionary advisory accounts for which it has authority and instruction to vote the client’s shares.

SHAREHOLDER SUBMITTED AGENDA ITEMS FOR 2012 ANNUAL MEETING

How Do I Submit an Additional Agenda Item for Inclusion in Next Year’s Proxy Material?

If you wish to submit an additional agenda item to be considered for inclusion in the proxy material for the next annual meeting, please send it to the Corporate Secretary, ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland. Under the SEC’s rules, proposed agenda items must be received no later than December 13, 2011 and otherwise comply with the requirements of the SEC to be eligible for inclusion in the Company’s 2012 Annual General Meeting proxy statement and form of proxy.

Under Swiss law, one or more shareholders of record owning registered shares with an aggregate nominal value of CHF 1,000,000 or more can ask an item to be put on the agenda of a shareholders’ meeting. The request must be made at least 45 days prior to the shareholders meeting. Any such requests should be sent to the Corporate Secretary, ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland. However, any such requests received after December 13, 2011 may not be eligible for inclusion in the proxy material for the 2012 annual general meeting.

How Do I Submit an Additional Item for the Agenda at an Annual Ordinary General Meeting?

Under Swiss law, one or more shareholders of record owning registered shares with an aggregate nominal value of CHF 1,000,000 or more can ask that an item be put on the agenda of a shareholders’ meeting. The request must be made at least 45 days prior to the shareholders meeting. Any such requests should be sent to the Corporate Secretary, ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland.

New proposals or motions with regard to existing agenda items are not subject to such restrictions and can be made at the meeting by each shareholder attending or represented.

OTHER MATTERS

Our Board of Directors does not know of any matters which may be presented at the Extraordinary General Meeting other than that specifically set forth in the Notice of Extraordinary General Meeting. If any other matters come before the meeting or any adjournment thereof, the persons named in the accompanying form of proxy and acting thereunder will vote in accordance with their best judgment with respect to such matters.

You may request a copy of any of our proxy materials, at no cost, by contacting Investor Relations via telephone, facsimile or email at:

Telephone—+1 (441) 299-9283;

Facsimile—+1 (441) 292-8675; or

e-mail—investorrelations@acegroup.com.

You may also contact Investor Relations by mail at:

Investor Relations

ACE Limited

Baerengasse 32

CH-8001 Zurich, Switzerland.

EXHIBIT A

OPTIONAL INDEPENDENT PROXY FOR REGISTERED HOLDERS

ACE LIMITED

Baerengasse 32

CH-8001 Zurich, Switzerland

OPTIONAL INDEPENDENT PROXY FOR REGISTERED HOLDERS

The undersigned hereby appoints Dr. Claude Lambert, Homburger AG, as Independent Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated below, all the Common Shares of ACE Limited which the undersigned is entitled to vote at the Extraordinary General Meeting to be held at 3:00 p.m. Central European time on January 9, 2012 at the offices of ACE Limited, Baerengasse 32, CH-8001 Zurich, Switzerland.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

If no other specific instructions are given, this proxy will be voted “FOR” the Agenda Item No. 1 (including each subpart hereof). The Board of Directors of the Company recommends that you vote your shares “FOR” Agenda Item No. 1.

If a new agenda item or a new proposal for the existing agenda item is put forth before the Extraordinary General Meeting and no other specific instructions are given, the Independent Proxy will vote in accordance with the position of the Board of Directors.

This form of proxy should be sent to Dr. Claude Lambert, Homburger AG, Prime Tower, Hardstrasse 201, PO Box 314, CH-8037 Zurich, Switzerland for arrival no later than 12:00 noon Central European time, January 3, 2012. The method of delivery of this proxy is at your risk. Sufficient time should be allowed to ensure timely delivery.

In order for this proxy to be valid, you must sign the proxy exactly as your name appears on the share certificate(s) and you must include the control number indicated on the form of management proxy sent to you with the proxy statement, dated December 2, 2011, with respect to the Extraordinary General Meeting.

	FOR	AGAINST	ABSTAIN

1. Approval of amendment to increase dividends from legal reserves	☐	☐	☐

If you do not give any specific instructions, your shares will be voted in accordance with the recommendation of the Board of Directors.

Control Number from Management Proxy:					AS RECOMMENDED BY THE BOARD OF DIRECTORS	WITHHOLD AUTHORITY
				If a new agenda item or items is put before the meeting.	☐	☐

				If a new proposal for the existing agenda item is put before the meeting.	☐	☐

If a new agenda item or a proposal for the existing agenda item is put before the meeting, and no other specific instructions are given, the independent proxy will vote in accordance with the position of the Board of Directors.

Signature Signature Date

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

A-1

ACE LIMITED

Baerengasse 32

CH-8001 Zurich, Switzerland

December 2, 2011

INVITATION AND PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

In order to assure that your votes are tabulated in time to be voted at the Extraordinary General Meeting, you must submit your proxy card so that it is received by 6:00 p.m. Central European time (12:00 noon Eastern Standard time) on January 6, 2012.

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor Service Direct® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment.

▼  FOLD AND DETACH HERE  ▼

ACE LIMITED

Baerengasse 32

CH-8001 Zurich, Switzerland

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Evan Greenberg, Philip Bancroft and Robert Cusumano as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the Common Shares of ACE Limited which the undersigned is entitled to vote at the Extraordinary General Meeting to be held at 3:00 p.m. Central European time on January 9, 2012 at the Company’s offices at Baerengasse 32, CH-8001 Zurich, Switzerland.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted “FOR” Agenda Item No. 1. The Board of Directors of the Company recommends that you vote your shares “FOR” Agenda Item No. 1.

Address Change/Comments	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

(Continued and to be marked, dated and signed, on the other side)	WO# 11952

ACE Limited

WO#

11952

‚ FOLD AND DETACH HERE ‚

Please mark your votes as indicated in this example	☒

If a new agenda item or a new proposal for the existing agenda item is put before the meeting, the proxy will vote in accordance with the position of the Board of Directors.

		FOR	AGAINST	ABSTAIN

1.	Approval of amendment to increase dividends from legal reserves	☐	☐	☐

Mark Here for Address Change or Comments SEE REVERSE	☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

Signature	Signature	Date